Exhibit 99.2 Second Quarter 2024 Results Conference Call August 7, 2024

Safe Harbor Statement Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. 2 2

Key Messages Second Quarter 2024 Highlights ❖ Strong Financial Position ❖ Solid Revenue Growth Performance Lifting Equipment revenue increased ❖ Lowered net debt by $2 million from the 2.4% during 2Q driven by improvements end of the first quarter; ratio of net debt highlighted by strong in manufacturing velocity to trailing twelve-month adjusted rental growth, EBITDA declined to 2.5x; ample financial flexibility to support growth initiatives continued operating ❖ Rental Momentum Rental revenue increased 15.0% due to execution, margin strong demand drivers and investments ❖ Elevating Excellence expansion in rental fleet growth Continued progress on strategic initiatives including growing momentum in new product introductions, ramp of Rental ❖ Operating Execution • 3.7% revenue growth during 2Q operations, and strong execution on 2Q24 gross margin increased 220 bps, manufacturing throughput and supply- driven by increased production driven by increased manufacturing chain initiatives velocity and strong rental growth throughput, lower material costs, and increased Rental contribution ❖ 2024 Outlook • Strong execution drove 220 bps Reiterating 2024 adjusted EBITDA ❖ EBITDA Margin Expansion of y/y 2Q24 gross margin guidance, which assumes 8% EBITDA 2Q24 adjusted EBITDA margin of 10.6%, expansion growth at the mid-point of the guidance up 137 basis points yty range; adjusting revenue guidance to • 2Q24 adjusted EBITDA reflect recent slowdown in order trends increased 19.0% to $8.1 million; adjusted EBITDA margin expansion of 137 bps to 10.6% 3

Value Creation Roadmap We introduced Elevating Excellence Initiative in First Quarter 2023 Manitex introduced its Elevating Excellence initiative in the first Manitex is addressing quarter 2023 representing a new long-term value creation strategy historical challenges to profitable growth • Too many go-to-market Disciplined Targeted Sustained Operational brands - diluted brand Capital identity Commercial Excellence Allocation • Unrealized synergies of Expansion scale • Lack of production velocity High-return organic growth Organic share expansion Optimize operating structure; product • Ineffective structure investments; invest from in favorable markets mix optimization; increased facility cash flow; opportunistic, • Lack of data-centric (North America / Western utilization; supply chain optimization; accretive bolt-on Europe); Share expansion improved fixed cost absorption reporting (KPI, balanced acquisitions in of PM | Oil & Steel and scorecard) complementary adjacent Valla in the USA markets Our Past Our Path Forward 4

Financial Targets

Positioned to drive significant organic growth and margin expansion

MANITEX INTERNATIONAL

Manitex intends to deliver incremental growth in revenue, EBITDA and EBITDA margin realization through a combination of commercial expansion, sustained operational excellence and disciplined capital allocation

Elevating Excellence Targets

Revenue Bridge ($MM)

~25%

revenue growth at mid-point of range


$274
$325 to $360
2022
2025E

EBITDA Bridge ($MM)

~65-110%

EBITDA growth


$21
$35 to $45
2022
2025E

EBITDA Margin (%)

+300-500 bps

of margin expansion


8%
11% to 13%
2022
2025E

Revenue Drivers

(2024 and 2025 Focus on Growth)

- End-market growth
- Improved capacity utilization
- Product innovation / NPD
- Market share gains

Margin Drivers

(2023 was a foundational year with focus on margins / process and systems)

- Improved fixed-cost absorption through improved operating leverage
- Reweight product mix toward higher-margin offering
- Centralization of procurement and supply chain

5

Progress on Elevating Excellence Initiatives

On track to achieve financial targets

25% Revenue Growth

FY22 Revenue $274MM

Key Accomplishments:
- Structural Organization Changes
- New products (PM Cranes | Valla)
- Increased Share

LTM Revenue $300MM

Key Priorities:
- PM Crane Expansion
- Increased Dealer Count
- New products (AWPs, elec cranes)

Target $325-360MM

65-110% EBITDA Growth

FY22 EBITDA $21MM

Key Accomplishments:
- 33% EBITDA Growth (Q1 '24)
- Improved mfg. velocity
- Strong organic growth

LTM EBITDA $33MM

Key Priorities:
- Cost reductions
- Reduced supply chain costs
- Increase unit production

Target $35-45MM

300-500 bps of EBITDA Margin Expansion

FY22 Margin 7.8%

Key Accomplishments:
- 218bps Q1 Margin expansion YOY
- Improved scale benefits
- Operating efficiencies

LTM Margin 11.0%

Key Priorities:
- Supply chain efficiencies
- Operating leverage
- Improved mix

Target 11-13%

6

Second Quarter 2024 Results

Second Quarter 2024 Financial Performance Strong operational and commercial execution, Elevating Excellence gaining momentum 2Q24 results highlighted by strong demand trends in Rental, gross margin expansion, and progress on Elevating Excellence initiatives Second Quarter 2024 Elevating Excellence Key Highlights Key Highlights Strong customer response for new product 2Q24 revenue grew 4% driven by strong growth introductions in Rental and improved production velocity Increased market share in targeted markets Backlog decreased due to increased manufacturing velocity and market uncertainty Investment in rental fleet driving growth Ongoing resource optimization initiatives driving 2Q gross margin of 22.5% up 220 bps due to improvement in manufacturing throughput better manufacturing throughput, lower material New sourcing partners driving incremental cost costs, and increased rental contribution savings 2Q adjusted EBITDA increased 19.0% to $8.1 Net leverage of 2.5x at end of 2Q24, down from million; margin of 10.6%, up 137 basis points 2.9x at year-end 2023, achieved goal of 3.0x ahead of plan 8 8

2Q24 Performance Summary Solid growth, meaningful margin improvement 4% y/y Revenue Growth Order Softness Drove Backlog Decline Favorable end ($MM) ($MM) market trends and $78.7 $223.2 $196.9 strong execution $76.2 $170.3 $154.2 $73.5 $73.3 $115.8 $71.3 • Revenue growth due to increased manufacturing velocity, rental growth 2Q23 3Q23 4Q23 1Q24 2Q24 2Q23 3Q23 4Q23 1Q24 2Q24 • Gross margin improved 220 bps y/y due to better throughput, sourcing benefits, rental growth 220 bps y/y Gross Margin Expansion 19% y/y Adjusted EBITDA Growth (%) ($MM) • Adjusted EBITDA of $8.1 million 23.3% 23.0% $8.5 during 2Q24 was up 19% from last $8.4 $8.0 $8.1 22.5% year owing to operational $6.8 improvements. 20.9% 20.3% • Trailing twelve-month EBITDA of $33.0 million, up 25% from prior TTM period; 11.0% TTM EBITDA margin 2Q23 3Q23 4Q23 1Q24 2Q24 2Q23 3Q23 4Q23 1Q24 2Q24 9

Disciplined Balance Sheet Management Focus on net debt reduction and investment in organic growth initiatives Net Leverage Ratio Cash and Availability Capital allocation ($MM) (Net debt to Adjusted EBITDA) focused on net debt $33.0 $31.2 $31.3 $29.7 $28.7 reduction and organic 3.9x growth initiatives 3.5x 3.3x 2.9x 2.9x • Stable liquidity profile, $2 2.7x million decline in net debt 2Q23 3Q23 4Q23 1Q24 2Q24 2.5x driven by operating earnings • Expect further improvement in Net Debt free cash flow conversion in ($MM) 2024 as working capital levels $87.8 are worked down $86.4 $86.4 $85.5 • Net leverage of 2.5x, down from 3.9x at YE22 driven by strong $83.9 EBITDA growth. Achieved long- term target of 3.0x or less ahead of plan 2Q23 3Q23 4Q23 1Q24 2Q24 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 10

Full-Year 2024 Financial Guidance Outlook reflects 8% Adjusted EBITDA growth and continued margin expansion 2024 guidance reflects progress on Elevating Excellence initiatives $ in millions Fiscal Full-Year 2023 Fiscal Full-Year 2024 Revenue $291.4 $290 to $300 • Improved production velocity and operating efficiencies Adjusted EBITDA $29.6 $30 to $34 resulting in margin expansion Adjusted EBITDA Margin 10.1% 10.8%* and strong Adjusted EBITDA growth • Recent slowdown in order trends impacting revnues * At mid-point of guidance range • Expect continued balance sheet de-leveraging 11

Appendix

Statement on Non-GAAP Financial Measures NON-GAAP FINANCIAL MEASURES AND OTHER ITEMS In this presentation, we refer to various non-GAAP (U.S. generally accepted accounting principles) financial measures which management uses to evaluate operating performance, to establish internal budgets and targets, and to compare the Company's financial performance against such budgets and targets. These non-GAAP measures, as defined by the Company, may not be comparable to similarly titled measures being disclosed by other companies. While adjusted financial measures are not intended to replace any presentation included in our consolidated financial statements under generally accepted accounting principles (GAAP) and should not be considered an alternative to operating performance or an alternative to cash flow as a measure of liquidity, we believe these measures are useful to investors in assessing our operating results, capital expenditure and working capital requirements and the ongoing performance of its underlying businesses. A reconciliation of Adjusted GAAP financial measures is included with this presentation. All per share amounts are on a fully diluted basis. The quarterly amounts described below are unaudited, are reported in thousands of U.S. dollars, and are as of the dates indicated. 13

Appendix - Reconciliations Reconciliation of Net Income to Adjusted Net Income Reconciliation of Net Income Attributable to Shareholders of Manitex International, Inc. to Adjusted Net Income Three Months Ended June 30, 2024 March 31, 2024 June 30, 2023 Net income attributable to shareholders of Manitex $ 1,490 $ 2,283 $ 404 International, Inc. Adjustments, including net tax impact 713 1,127 1,307 Adjusted net income attributable to shareholders of $ 2 ,203 $ 3 ,410 $ 1,711 Manitex International, Inc. Weighted diluted shares outstanding 20,392,756 20,363,642 20,209,959 Diluted earnings per share as reported $ 0.07 $ 0 .11 $ 0.02 Total EPS effect $ 0.04 $ 0.06 $ 0 .06 Adjusted diluted earnings per share $ 0.11 $ 0 .17 $ 0 .08 14

Appendix - Reconciliations Reconciliation of Net Income to Adjusted EBITDA Reconciliation of Net Income to Adjusted EBITDA Three Months Ended June 30, 2024 March 31, 2024 June 30, 2023 Net Income $ 1,719 $ 2,431 $ 532 Interest expense 1,840 1,793 1,896 Tax expense 1,178 244 207 Depreciation and amortization expense 2,651 2,794 2,869 EBITDA $ 7,388 $ 7,262 $ 5,504 Adjustments: Stock compensation $ 360 $ 633 $ 589 FX 353 476 718 Severance / restructuring costs - (5 1) - Other - 69 - Total Adjustments $ 713 $ 1,127 $ 1,307 Adjusted EBITDA $ 8,101 $ 8,389 $ 6,811 Adjusted EBITDA as % of sales 10.6% 11.4% 9.3% 15